UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [x]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[x] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

SunOpta Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[  ] Fee paid previously with preliminary materials.

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

SUNOPTA INC.

2024 Annual Meeting
Vote by May 21, 2024
4:00 P.M. EDT

SunOpta
Fueling the Future of Food

SUNOPTA INC.
7078 SHADY OAK ROAD
EDEN PRAIRIE, MN 55344

V31929-P02194

You invested in SUNOPTA INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 23, 2024
3:00 P.M. EDT

Virtually at:
www.virtualshareholdermeeting.com/STKL2024

*Please check the meeting materials for any special requirements for meeting attendance.

V2.0

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Dr. Albert Bolles	For
1b.	Rebecca Fisher	For
1c.	Dean Hollis	For
1d.	Katrina Houde	For
1e.	Brian Kocher	For
1f.	Diego Reynoso	For
1g.	Leslie Starr	For
1h.	Mahes S. Wickramasinghe	For
2.	Appointment of Ernst & Young LLP	For
3.	Advisory Vote to Approve Named Executive Officer Compensation	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V31930-P02194